NUVEEN TRADEWINDS GLOBAL RESOURCES FUND

NUVEEN TRADEWINDS SMALL-CAP OPPORTUNITIES FUND

SUPPLEMENT DATED AUGUST 9, 2013

TO THE PROSPECTUS DATED NOVEMBER 30, 2012

Nuveen Tradewinds Global Resources Fund and Nuveen Tradewinds Small-Cap Opportunities Fund will be liquidated after the close of business on October 11, 2013.

Effective September 9, 2013, the funds will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of today may continue to purchase fund shares until October 4, 2013. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the funds. The funds reserve the right to modify the extent to which sales of shares are limited prior to the funds’ liquidation. After the close of business on October 11, 2013, the funds will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-GRWP-0813P